Exhibit 99.1

Verano Holdings Corp. Completes Redomicile of Parent Company from British Columbia to Nevada

CHICAGO, November 4, 2025 (GLOBE NEWSWIRE) — Verano Holdings Corp. (Cboe CA: VRNO) (OTCQX: VRNOF) (“Verano” or the “Company”), a leading multi-state cannabis company, today announced the completion of its previously announced plan to redomicile Verano Holdings Corp. from British Columbia, Canada, to the State of Nevada.

The redomicile was approved by the Company’s shareholders at the Special Meeting of Shareholders held on October 27, 2025. The British Columbia Supreme Court issued its Final Order on October 30, 2025, and the Company completed the redomicile of Verano Holdings Corp. from British Columbia, Canada to the State of Nevada on November 3, 2025, when necessary filings were submitted to, and made effective by, the Secretary of State of the State of Nevada.

Following the Continuance, the Company’s common stock is traded on the Cboe Canada exchange under the ticker symbol “VRNO” and is quoted on the OTCQX under the symbol “VRNOF”.

For more information on Verano Holdings Corp., please visit the Company’s investor website: https://investors.verano.com/.

Verano B-Roll Video and Images: available for download in Verano’s Media Kit (credit “courtesy of Verano”).

About Verano

Verano Holdings Corp. (Cboe CA: VRNO) (OTCQX: VRNOF), one of the U.S. cannabis industry’s leading companies based on historical revenue, geographic scope and brand performance, is a vertically integrated, multi-state operator embracing a mission of saying Yes to plant progress and the bold exploration of cannabis. Verano provides a superior cannabis shopping experience in medical and adult use markets under the Zen Leaf™ and MÜV™ dispensary banners, including Cabbage Club™, an innovative annual membership program offering exclusive benefits for cannabis consumers. Verano produces a comprehensive suite of high-quality, regulated cannabis products sold under its diverse portfolio of trusted consumer brands including Verano™, (the) Essence™, MÜV™, Savvy™, BITS™, Encore™, and Avexia™. Verano’s active operations span 13 U.S. states, comprised of 15 production facilities with over 1.1 million square feet of cultivation capacity. Learn more at Verano.com.

Investors

investors@verano.com

Media

Verano

Steve Mazeika

VP, Communications

Steve.Mazeika@verano.com

Forward Looking Statements

This press release contains “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Such forward-looking statements are not representative of historical facts or information or current condition, but instead represent only the Company’s beliefs regarding future events, plans, strategies, or objectives, many of which, by their nature, are inherently uncertain and outside of the Company’s control. Generally, such forward-looking statements can be identified by the use of forward-looking terminology such as “plans”, “expects” or “does not expect”, “is expected”, “budget”, “future”, “scheduled”, “estimates”, “forecasts”, “projects,” “intends”, “anticipates” or “does not anticipate”, or “believes”, or variations of such words and phrases, or may contain statements that certain actions, events or results “may”, “could”, “would”, “might” or “will be taken”, “will continue”, “will occur” or “will be achieved”. Forward-looking statements involve and are subject to assumptions and known and unknown risks, uncertainties, and other factors which may cause actual events, results, performance, or achievements of the Company to be materially different from future events, results, performance, and achievements expressed or implied by forward-looking statements herein, including, without limitation, the risk factors described in the Company’s annual report on Form 10-K for the year ended December 31, 2024 and any subsequent quarterly reports on Form 10-Q, in each case, filed with the U.S. Securities and Exchange Commission at www.sec.gov. The forward-looking statements contained in this press release are made as of the date of this press release, and the Company does not undertake to update any forward-looking information or forward-looking statements that are contained or referenced herein, except as may be required in accordance with applicable securities laws. All subsequent written and oral forward-looking information and statements attributable to the Company or persons acting on its behalf is expressly qualified in its entirety by this notice regarding forward-looking information and statements.

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